SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2003


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-86786            41-1955181
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                 File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code, is (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4

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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

               The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002; Commission File No. 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002, and for the periods ended March 31, 2002 and March 31, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002); and as of June 30, 2002 for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (filed with the Commission on August 14, 2002); and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Commission on November 14, 2002); and the Current Reports on Form 8-K filed with the Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and November 20, 2002, as each related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-86786) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ1 (the "Prospectus Supplement"), and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

               23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (i) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 23, 2002 on the audit of the consolidated financial statements of Ambac Assurance Corporation as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001 and (ii) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                                   By:    /s/ Mark White
                                                   Name:  Mark White
                                                   Title: Vice President


Dated:  January 23, 2003




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                       EXHIBIT INDEX

                        Item 601(a) of
        Exhibit         Regulation S-K
         Number          Exhibit No.                     Description

           1                 23.1                   Independent Auditors'
                                                           Consent




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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-86786) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated January 23, 2003, of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                            /s/ KPMG LLP


New York, New York
January 23, 2003

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